UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8 K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2017

Lightstone Value Plus Real Estate Investment Trust V, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-53650	20-8198863
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1985 Cedar Bridge Avenue, Suite 1,

Lakewood, New Jersey 08701

(Address of principal executive offices)

(Zip Code)

(888) 808-7348

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8 K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On September 18, 2017, the Company held its annual meeting of stockholders. According to the inspector of elections, a total of 13,248,052 shares of the Company’s common stock outstanding and entitled to vote were represented at the meeting in person or by proxy, representing approximately 53% of the total number of shares entitled to vote at the meeting. The voting results, as certified by the inspector of elections, are as follows:

Proposal 1 – Election of Directors.

The Company’s stockholders elected six directors of the Company to hold office until the next annual meeting of stockholders and until their successors have been duly elected and qualified. Stockholders voted as follows:

Nominee	For	Withheld	Broker Non-Votes
Andreas K. Bremer	9,765,156	1,102,837	2,380,059
Diane S. Detering-Paddison	9,758,552	1,109,441	2,380,059
Jeffrey F. Joseph	9,714,636	1,153,357	2,380,059
David Lichtenstein	9,745,213	1,122,780	2,380,059
Jeffery P. Mayer	9,766,217	1,101,776	2,380,059
Cynthia Pharr Lee	9,750,984	1,117,009	2,380,059
Steven Spinola	9,726,904	1,141,089	2,380,059

Proposal 2 – Ratification of Selection of Auditors.

The stockholders ratified the appointment of EisnerAmper LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2017. Stockholders voted as follows:

For	Against	Abstain	Broker Non-Votes
12,292,013	669,645	286,394	0

Item 8.01.	Other Information.

On September 18, 2017, the Company announced that it will hold a conference call on Thursday, September 28, 2017 at 1:00 p.m. Eastern Time. During the call, the Company’s officers will review second quarter performance, discuss recent events, and conduct a question and answer period.

To Participate in the Telephone Conference Call:

Dial in at least five minutes prior to start time.

Domestic: 800-704-9804

Conference ID: 9536213

Conference Call Playback:

Presentation and playback will be available at www.lightstoneshareholderservices.com. A dial in playback will be available at:

Domestic: 800-298-0807

Conference ID: 9536213

The playback can be accessed through October 30, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lightstone Value Plus Real Estate Investment Trust V, Inc.

Dated: September 21, 2017	By:	/s/ Terri Warren Reynolds
Terri Warren Reynolds
Senior Vice President – Legal, General Counsel, and Secretary